                                      AGREEMENT

     AGREEMENT (the "Agreement"), dated as of October 5, 1998, between Heartland Wireless Communications, Inc., a Delaware corporation (the "Company"), and each other signatory party hereto (individually, a "Holder" and collectively the "Holders" or the "Ad Hoc Committee").

     WHEREAS, each of the Holders is a beneficial owner (and/or agent, advisor, affiliate, manager or other authorized representative of the beneficial owner(s)) of 13% Senior Notes due April 15, 2003 or 14% Senior Notes due October 15, 2004 issued by the Company (collectively, the "Senior Notes;" and the claims evidenced by the Senior Notes and any Senior Notes acquired by the Holder after the date of this Agreement, the "Senior Note Claims");

     WHEREAS, the Company and the Holders have engaged in negotiations towards a consensual restructuring/reorganization of the Company's financial affairs, including the Senior Notes (a "Restructuring");

     WHEREAS, on or about September 29, 1998, the Company and the Holders each approved the terms and conditions of a Restructuring, an agreement embodying the terms of which is annexed hereto as Exhibit "A" (the "Restructuring Agreement");

     WHEREAS, to implement the Restructuring, the Company intends to commence a voluntary case (the "Chapter 11 Case") under Chapter 11 of title 11, the United States Code (the "Bankruptcy Code") and contemporaneously therewith propose a plan of reorganization ("Plan of Reorganization"), and a disclosure statement relating thereto ("Disclosure Statement"), which shall incorporate the terms of, and in all respects be consistent with, the Restructuring Agreement;

     WHEREAS, each Holder intends to support and vote its Senior Note Claims to accept a Plan of Reorganization consistent with the Restructuring Agreement;

     NOW, THEREFORE, in consideration of the foregoing, the parties hereto agree as follows:

SECTION 1.     VOTE IN FAVOR OF THE PLAN.

          (a) So long as no Termination Event (as such term is defined herein) shall have occurred, each Holder severally (but not jointly or jointly and severally) agrees (i) unless such Holder shall have transferred its Senior Note Claims in accordance with Section 2 hereof, to vote its Senior Note Claims to accept a Plan of Reorganization consistent with the Restructuring Agreement; and (ii) to the inclusion of a statement in the Disclosure Statement that such Plan of Reorganization was negotiated with the Holders and that they intend to vote to accept such Plan of Reorganization.

          (b) So long as no Termination Event shall have occurred, each Holder shall not object to or otherwise commence any proceeding to oppose or object to confirmation of a Plan of Reorganization consistent with the Restructuring Agreement.

SECTION 2.     TRANSFER OF SENIOR NOTE CLAIMS.

     Each Holder shall not, directly or indirectly, sell, assign, hypothecate, grant an option on, or otherwise dispose of (collectively, "Transfer") any of the Senior Note Claims held by such Holder to any other person (a "Transferee"); provided, however, that each Holder shall be permitted to Transfer any or all of its Senior Note Claims (i) if such Transferee agrees in writing to be bound by the terms of this Agreement and the Holder notifies the Company of the transfer within three (3) business days of the Transfer or as soon as practicable thereafter; (ii) after the occurrence of a Termination Event; or (iii) after approval of the Disclosure Statement and commencement of solicitation pursuant to Section 1125 of the Bankruptcy Code.

SECTION 3.     TERMINATION OF OBLIGATIONS.

     The obligations of each Holder hereunder shall terminate and be of no further force and effect if one of the following termination events (each a "Termination Event") occurs:

          (a) the Company and the Holders shall have failed to reach agreement in good faith prior to November 10, 1998, or such later date as the Company and the Holders shall mutually agree, regarding definitive documentation in respect of the Restructuring Agreement, including the Plan of Reorganization;

          (b) the Company shall not have commenced the Chapter 11 Case and filed a Plan of Reorganization consistent with the Restructuring Agreement and Disclosure Statement relating thereto with the United States Bankruptcy Court (the "Bankruptcy Court") on or before November 13, 1998 (the "Petition Date"), or such later date as the Company and the Holders shall mutually agree;

          (c) the Bankruptcy Court shall not have approved the Disclosure Statement on or before 45 days after the Petition Date, or such later date (on or before 60 days after the Petition Date) as the Company and the Holders may mutually agree;

          (d) the Company shall file with the Bankruptcy Court a Plan of Reorganization, or an amendment to the Plan of Reorganization, that is inconsistent with the Restructuring Agreement;

          (e) the Bankruptcy Court shall not have confirmed a Plan of Reorganization consistent with the Restructuring Agreement on or before 100 days after the Petition Date, or such later date (on or before 115 days after the Petition Date) as the Company and the Holders may mutually agree;

          (f) a Plan of Reorganization consistent with the Restructuring Agreement shall not have become effective on or before 115 days after the Petition Date or such later date (on or before 130 days after the Petition
Date) as the Company and the Holders may mutually agree,

          (g) the Company shall have filed any motion or other pleading, or otherwise shall have brought any action or proceeding, challenging or objecting to the Senior Note Claims of a Holder or otherwise seeking any recovery from, or injunctive relief against, a Holder (other than with respect to any alleged or actual breach by a Holder of the terms of this Agreement);

          (h) the Chapter 11 Case shall have been dismissed or converted to a case under Chapter 7 of the Bankruptcy Code; or

          (i) an examiner with enlarged powers relating to the operation of the Company's business (powers beyond those set forth in Section 1106(a)(3) and (4) of the Bankruptcy Code) under Section 1106(b) of the Bankruptcy Code, or a trustee under Section 1104 of the Bankruptcy Code, shall have been appointed in the Chapter 11 Case.

          (j) an occurrence of whatever nature that results in the material impairment of the ability of (x) the Company to perform its material obligations under the Restructuring Agreement or (y) the Holders to realize the material benefits intended to be provided to the Holders under the Restructuring Agreement.

SECTION 4.     HOLDINGS OF SENIOR NOTES.

     Each person that executes this Agreement represents that it is the beneficial owner (and/or agent, advisor, affiliate, manager or other authorized representative of the beneficial owner(s)) of the principal amounts of the Senior Notes listed adjacent to its signature to this Agreement.

SECTION 5.     DUE AUTHORIZATION.

     Each person who executes this Agreement by or on behalf of each respective party represents that it has been duly authorized or empowered to execute and deliver this Agreement on behalf of such party.

SECTION 6.     AMENDMENTS.

     No modification or amendment of the terms of this Agreement shall be valid unless such modification or amendment, in writing, has been signed by each of the signatories party hereto.

SECTION 7.     GOVERNING LAW.

     This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to its conflict of laws provisions.

SECTION 8.     SEVERABILITY OF PROVISIONS.

     Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction or under applicable law shall, as to such jurisdiction or under such applicable law, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

SECTION 9.     COUNTERPARTS.

     This Agreement may be executed by facsimile signature transmission in one or more counterparts, any one of which need not contain the signature of more than one party and all of which taken together shall constitute one and the same agreement.

SECTION 10.    HEADINGS.

     The Section headings of this Agreement are for convenience of reference only and shall not, for any purpose, be deemed a part of this Agreement.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their respective duly authorized representatives as of the date first set forth above.

HEARTLAND WIRELESS COMMUNICATIONS, INC.

By:
   ------------------------------------
Name:
Title:


Name of Holder:

   ------------------------------------ Principal Amount of 13% Senior Notes due
                                        April 15, 2003 -- $
                                                           ---------------------
                                        Principal Amount of 14% Senior Notes due
                                        October 15, 2004 -- $
                                                             -------------------


By:
   ------------------------------------
Name:
Title: